================================================================================


                                                                     Exhibit 4.1

                              Portal Software, Inc.


                                       To


                          [---------------------------]
                                   as Trustee

              -----------------------------------------------------


                                    INDENTURE


                            DATED AS OF _______, 2002

              -----------------------------------------------------


                                 DEBT SECURITIES


================================================================================

                              PORTAL SOFTWARE, INC.
                                 DEBT SECURITIES
                             CROSS REFERENCE SHEET*

     This Cross Reference Sheet shows the location in the Indenture of the provisions inserted pursuant to Sections 310 - 318(a), inclusive, of the Trust Indenture Act of 1939, as amended.

TRUST INDENTURE ACT                                   SECTIONS OF INDENTURE
-------------------                                   ---------------------
   ss.310(a)(1) ............................................   9.08
         (a)(2) ............................................   9.08
         (a)(3) ............................................   Inapplicable
         (a)(4) ............................................   Inapplicable
         (a)(5) ............................................   9.08
            (b) ............................................   9.07 and 9.09
            (c) ............................................   Inapplicable
      ss.311(a) ............................................   9.12
            (b) ............................................   9.12
            (c) ............................................   Inapplicable
      ss.312(a) ............................................   7.01 and 7.02
            (b) ............................................   7.02
            (c) ............................................   7.02
      ss.313(a) ............................................   7.03
            (b) ............................................   7.03
            (c) ............................................   7.03
            (d) ............................................   7.03
      ss.314(a) ............................................   7.04
         (a)(4) ............................................   1.01 and 6.07
            (b) ............................................   Inapplicable
         (c)(1) ............................................   13.05
         (c)(2) ............................................   13.05
         (c)(3) ............................................   Inapplicable
            (d) ............................................   Inapplicable
            (e) ............................................   13.05
            (f) ............................................   Inapplicable
      ss.315(a) ............................................   9.01
            (b) ............................................   8.08
            (c) ............................................   9.01
            (d) ............................................   9.01
            (e) ............................................   8.07
      ss.316(a) ............................................   1.01 (a)(1)(A)
                                                               8.01 and 8.06 (a)(1)(B)
                                                               8.01
         (a)(2) ............................................   Inapplicable
            (b) ............................................   8.09

TRUST INDENTURE ACT                             SECTIONS OF INDENTURE
-------------------                             ---------------------

           (c) .................................... 13.11 ss.317(a)(1)
                                                    8.02

        (a)(2) .................................... 8.02
           (b) .................................... 6.03
     ss.318(a) .................................... 13.08

     *The Cross Reference Sheet is not part of the Indenture.

                                Table of Contents


                                                                                       PAGE
                                                                                       ----
Article I.    Definitions. ..........................................................     7

     Section 1.01. Certain Terms Defined. ...........................................     7

Article II.  The Securities. ........................................................    14

     Section 2.01. Designation and Amount of Securities. ............................    14
     Section 2.02. Form of Securities and Trustee's Certificate of Authentication. ..    16
     Section 2.03. Date and Denominations. ..........................................    16
     Section 2.04. Execution, Authentication and Delivery of Securities. ............    16
     Section 2.05. Registration of Transfer and Exchange. ...........................    17
     Section 2.06. Temporary Securities. ............................................    19
     Section 2.07. Mutilated, Destroyed, Lost, and Stolen Securities. ...............    19
     Section 2.08. Cancellation of Surrendered Securities. ..........................    20
     Section 2.09. Payment of Interest; Interest Rights Preserved. ..................    20
     Section 2.10. Persons Deemed Owners. ...........................................    21
     Section 2.11. Computation of Interest. .........................................    22
     Section 2.12. CUSIP Numbers. ...................................................    22

Article III.  Redemption Of Securities. .............................................    22

     Section 3.01. Applicability of Article. ........................................    22
     Section 3.02. Election to Redeem; Notice to Trustee. ...........................    22
     Section 3.03. Deposit of Redemption Price. .....................................    23
     Section 3.04. Securities Payable on Redemption Date. ...........................    23
     Section 3.05. Securities Redeemed in Part. .....................................    24

Article IV.   Defeasance and Covenant Defeasance. ...................................    24

     Section 4.01. Company's Option to Effect Defeasance or Covenant Defeasance. ....    24
     Section 4.02. Defeasance and Discharge. ........................................    24
     Section 4.03. Covenant Defeasance. .............................................    25
     Section 4.04. Conditions to Defeasance or Covenant Defeasance. .................    25
     Section 4.05. Deposited Money and U.S. Government Obligations to be Held in
                   Trust; Other Miscellaneous Provisions. ...........................    27
     Section 4.06. Reinstatement. ...................................................    27

Article V.    Particular Covenants Of The Company. ..................................    28

     Section 5.01. Payment of Principal, Premium and Interest on Securities. ........    28
     Section 5.02. Maintenance of Office or Agency. .................................    28
     Section 5.03. Money for Securities Payments to be Held in Trust. ...............    28
     Section 5.04. Payment of Taxes and other Claims. ...............................    29
     Section 5.05. Maintenance of Properties. .......................................    30

     Section 5.06. Existence. ..............................................................    30
     Section 5.07. Compliance with Laws. ...................................................    30
     Section 5.08. Statement by Officers as to Default. ....................................    30
     Section 5.09. Waiver of Certain Covenants. ............................................    30

Article VI.   Securities Holders' Lists And Reports By The Company And The Trustee. ........    31

     Section 6.01. Company to Furnish Trustee Names and Addresses of Holders. ..............    31
     Section 6.02. Preservation of Information; Communication to Holders. ..................    31
     Section 6.03. Reports by Trustee. .....................................................    31
     Section 6.04. Reports by Company. .....................................................    32

Article VII.  Default. .....................................................................    32

     Section 7.01. Event of Default. .......................................................    32
     Section 7.02. Covenant of Company to Pay to Trustee Whole Amount Due on
                   Securities on Default in Payment of Interest or Principal; Suits for
                   Enforcement by Trustee. .................................................    34
     Section 7.03. Application of Money Collected by Trustee. ..............................    35
     Section 7.04. Limitation on Suits by Holders of Securities. ...........................    36
     Section 7.05. Rights and Remedies Cumulative; Delay or Omission in Exercise
                   of Rights Not a Waiver of Event of Default. .............................    36
     Section 7.06. Rights of Holders of Majority in Principal Amount of Outstanding
                   Securities to Direct Trustee. ...........................................    37
     Section 7.07. Requirement of an Undertaking to Pay Costs in Certain Suits
                   Under the Indenture or Against the Trustee. .............................    37
     Section 7.08. Notice of Defaults. .....................................................    37
     Section 7.09. Unconditional Right of Holders to Receive Principal, Premium,
                   and Interest. ...........................................................    38
     Section 7.10. Restoration of Rights and Remedies. .....................................    38
     Section 7.11. Trustee May File Proofs of Claims. ......................................    38

Article VIII. Concerning The Trustee. ......................................................    38

     Section 8.01. Certain Duties and Responsibilities. ....................................    38
     Section 8.02. Certain Rights of Trustee. ..............................................    39
     Section 8.03. Not Responsible for Recitals or Issuance of Securities. .................    39
     Section 8.04. May Hold Securities. ....................................................    40
     Section 8.05. Money Held in Trust. ....................................................    40
     Section 8.06. Compensation and Reimbursement. .........................................    40
     Section 8.07. Disqualification; Conflicting Interests. ................................    41
     Section 8.08. Corporate Trustee Required Eligibility. .................................    41
     Section 8.09. Resignation and Removal; Appointment of Successor. ......................    41
     Section 8.10. Acceptance of Appointment by Successor. .................................    42
     Section 8.11. Merger, Conversion, Consolidation, or Succession to Business. ...........    43
     Section 8.12. Preferential Collection of Claims Against Company. ......................    44

     Section 8.13.  Appointment of Authenticating Agent. ...................................    44
     Section 8.14.  Trustee's Application for Instruction from the Company. ................    45

Article IX.  Supplemental Indentures And Certain Actions. ..................................    46

     Section 9.01.  Purposes for which Supplemental Indentures may be Entered into
                    Without Consent of Holders. ............................................    46
     Section 9.02.  Modification of Indenture with Consent of Holders of at Least a
                    Majority in Principal Amount of Outstanding Securities. ................    47
     Section 9.03.  Execution of Supplemental Indentures. ..................................    48
     Section 9.04.  Effect of Supplemental Indentures. .....................................    48
     Section 9.05.  Conformity with Trust Indenture Act. ...................................    48
     Section 9.06.  Reference in Securities to Supplemental Indentures. ....................    48

Article X.   Consolidation, Merger, Sale, Or Transfer. .....................................    48

     Section 10.01. Consolidations and Mergers of Company and Sales Permitted Only
                    on Certain Terms. ......................................................    48

Article XI.  Satisfaction And Discharge Of Indenture. ......................................    49

     Section 11.01. Satisfaction and Discharge of Indenture. ...............................    49
     Section 11.02. Application of Trust Money. ............................................    50

Article XII. Miscellaneous Provisions. .....................................................    50

     Section 12.01. Successors and Assigns of Company Bound by Indenture. ..................    50
     Section 12.02. Service of Required Notice to Trustee and Company. .....................    50
     Section 12.03. Service of Required Notice to Holders; Waiver. .........................    50
     Section 12.04. Indenture and Securities to be Construed in Accordance with the
                    Laws of the State of New York. .........................................    51
     Section 12.05. Compliance Certificates and Opinions. ..................................    51
     Section 12.06. Form of Documents Delivered to Trustee. ................................    51
     Section 12.07. Payments Due on Non-Business Days. .....................................    51
     Section 12.08. Provisions Required by Trust Indenture Act to Control. .................    52
     Section 12.09. Invalidity of Particular Provisions. ...................................    52
     Section 12.10. Indenture may be Executed in Counterparts. .............................    52
     Section 12.11. Acts of Holders; Record Dates. .........................................    52
     Section 12.12. Effect of Headings and Table of Contents. ..............................    54
     Section 12.13. Benefits of Indenture. .................................................    54

          Indenture, dated as of ________, 2002, among Portal Software, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company") and [_____________], [a [banking] corporation duly organized and
      -------
existing under the laws of the State of ___________ ][a national banking association] (the "Trustee").
                   -------

                             Recitals of the Company

          A. The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its secured or unsecured debentures, notes, and other evidences of indebtedness (the "Securities"), to be issued in one or more series up to such principal amount or
 ----------
amounts as may be from time to time authorized in accordance with the terms of this Indenture provided.

          B. The Securities of each series will be in substantially the form set forth below, or in such other form as may be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture, and may have such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                           [Form of Face of Security]

                  [Insert any legend required by the Securities
                      Act and the regulations thereunder.]

                   [Insert any legend required by the Internal
                        Revenue Code and the regulations
                                  thereunder.]

                              Portal Software, Inc.

                              ____________________


                                                               CUSIP No._______
No. ___________                                                        $_______

          Portal Software, Inc., a corporation duly organized and existing under the laws of Delaware (hereinafter called the "Company," which term includes any
                                              -------
successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________________, or registered assigns, the principal sum on $______________ on ___________________________ [if
the Security is to bear interest prior to Maturity, insert: ", and to pay interest thereon from _________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on _____________ and ________________ of each year, commencing on _____________, the rate of __% per annum, until the principal hereof is paid or made available for payment [IF APPLICABLE, INSERT:

", and at the rate of __% per annum on any overdue principal and premium and on any overdue installment of interest"]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which will be the ___________________ or ________________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof will be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture"].

          [If the Security is not to bear interest prior to Maturity, insert:
"The principal of this Security will not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, or at Stated Maturity thereof, and in such case any overdue principal of this Security will bear interest at the rate of __% per annum which will accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal will be payable on demand. Any such interest on any overdue principal that is not so paid on demand will bear interest at the rate of __% per annum which will accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest will also be payable on demand."]

          Payment of the principal of (and premium, if any) and [IF APPLICABLE,
INSERT: "any such"] interest on this Security will be made at the office or agency of the Company maintained for the purpose in _____________________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [IF APPLICABLE, INSERT:
"; PROVIDED, HOWEVER, that at the option of the Company payment of interest may
   --------  -------
be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register"].

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS SET FORTH ON THE REVERSE HEREOF. SUCH PROVISIONS WILL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

          This Security will not be valid or become obligatory for any purpose until the certificate of authentication herein has been signed manually by the Trustee under the Indenture referred to on the reverse side hereof.

          In Witness Whereof, this instrument has been duly executed in accordance with the Indenture.

                                                Portal Software, Inc.



                                                By:_____________________________
Attest:

By:____________________________



                          [Form of Reverse of Security]

                              Portal Software, Inc.

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued and to be issued in one or more
                            ----------
series under an Indenture, dated as of _______, 2002 (herein called the "Indenture"), between the Company and [_____________] as Trustee (herein called
 ---------
the "Trustee," which term includes any successor trustee under the Indenture),
     -------
to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [IF APPLICABLE, INSERT: ", limited in aggregate principal amount to $____"].

          [IF APPLICABLE, INSERT: "The Securities of this series are subject to redemption upon not less than 30 calendar days' notice by mail, at any time [IF APPLICABLE, INSERT: "on or after ______________, __" OR OTHER APPLICABLE REDEMPTION TRIGGERING CONDITIONS], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [IF APPLICABLE, INSERT: "on or before __________, __% [or IF APPLICABLE, INSERT REDEMPTION PRICE PERCENTAGE CORRESPONDING TO APPLICABLE REDEMPTION TRIGGERING CONDITIONS], and if redeemed"] during the 12-month period beginning ______ of the years indicated,

               Year                                Redemption Price
----------------------------------   -------------------------------------------


and thereafter at a Redemption Price _______% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture."]

          [IF APPLICABLE, INSERT: "In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof."]

          [IF APPLICABLE, INSERT: "The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security or (b) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture."]

          [If the Security is not an Original Issue Discount Security, insert:
"If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture."]

          [If the Security is an Original Issue Discount Security, insert: "If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount will be equal to [INSERT FORMULA FOR DETERMINING THE AMOUNT]. Upon payment (a) of the amount of principal so declared due and payable and (b) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series will terminate."]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected hereby under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series so to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or applicable to the Holder of this Security will be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security will not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered or furnished the

Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute such proceeding for 60 calendar days after receipt of such notice, request, and offer of indemnity. The foregoing will apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture will, without the consent of the Holder hereof, alter or impair the obligation of the Company, which is otherwise absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee, nor any such agent will be affected by notice to the contrary.

          All terms used in this Security that are defined in the Indenture will have the respective meanings assigned to them in the Indenture.

          C. The Trustee's certificate of authentication will be in substantially the following form:

[Form of Trustee's Certificate Of Authentication for Securities] Trustee's Certificate of Authentication

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                          ______________________________________
                                          as Trustee

Dated:________________                    By:___________________________________
                                             Authorized Signatory

          D. Every Global Security authenticated and delivered hereunder will bear a legend in substantially the following form or in such other form as may be established by or pursuant to a Board Resolution or in one or more supplemental indentures hereto:

                     [Form of Legend for Global Securities]

          This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof, and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, this Security will be a Global Security subject to the foregoing, except in such limited circumstances.

          E. All acts and things necessary to make the Securities, when the Securities have been executed by the Company and authenticated by the Trustee and delivered as provided in this Indenture, the valid, binding, and legal obligations of the Company and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, and the execution and delivery by the Company of this Indenture and the issue hereunder of the Securities have in all respects been duly authorized; and the Company, in the exercise of legal right and power in it vested, is executing and delivering this Indenture and proposes to make, execute, issue, and deliver the Securities.

          Now, Therefore, this Indenture Witnesseth:

          In order to declare the terms and conditions upon which the Securities are authenticated, issued, and delivered, and in consideration of the premises and of the purchase and acceptance of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of a series thereof, as follows:

                             Article I. Definitions.

Section 1.01.  Certain Terms Defined.

               (a)  The terms defined in this Section 1.01 (except as herein
                                              ------------
otherwise expressly provided or unless the context of this Indenture otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto have the respective meanings specified in this Section 1.01 with respect
                                                      ------------
to the Securities of any series. All other terms used in this Indenture that are defined in the Trust Indenture Act, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this Indenture otherwise requires), have the respective meanings assigned to such terms in the Trust Indenture Act as in force at the date of this Indenture as originally executed.

               "Act": The term "Act," when used with respect to any Holder, has
                ---
the meaning set forth in Section 12.11.
                         -------------

               "Affiliate": The term "Affiliate" means, with respect to a
                ---------
particular Person, any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

               "Authenticating Agent": The term "Authenticating Agent" means any
                --------------------
Person authorized by the Trustee pursuant to Section 8.13 to act on behalf of
                                             ------------
the Trustee to authenticate Securities of one or more series.

               "Board of Directors": The term "Board of Directors" means the
                ------------------
Board of Directors of the Company or a duly authorized committee of such Board.

               "Board Resolution": The term "Board Resolution" means a copy of a
                ----------------
resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "Business Day": The term "Business Day", when used with respect
                ------------
to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in that Place of Payment are authorized or required by law or executive order to close.

               "Capital Lease": The term "Capital Lease" means, with respect to
                -------------
any Person, any lease of property (whether real, personal, or mixed) by such Person or its Subsidiaries as lessee that would be capitalized on a balance sheet of such Person or its Subsidiaries prepared in conformity with GAAP, other than, in the case of such Person or its Subsidiaries, any such lease under which such Person or any of its Subsidiaries is the lessor.

               "Capital Lease Obligations": The term "Capital Lease Obligations"
                -------------------------
means, with respect to any Person, the capitalized amount of all obligations of such Person and its

Subsidiaries under Capital Leases, as determined on a consolidated basis in conformity with GAAP.

               "Commission": The term "Commission" means the Securities and
                ----------
Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Common Stock": The term "Common Stock" means the common stock of
                ------------
the Company, subject, for purposes of Securities of any particular series, to such provisions in respect of such defined term as may be applicable under the particular terms of such Securities or supplemental indenture applicable thereto as contemplated in Section 2.01.
                   ------------

               "Company": The term "Company" means Portal Software, Inc., an
                -------
Delaware corporation, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" will mean such successor Person, subject, for purposes of Securities of any particular series, to such provisions. In respect of such defined terms as may be applicable under the particular terms of such Securities or supplemental indenture applicable thereto as contemplated in Section 2.01.
                                                ------------

               "Company Request" or "Company Order": The term "Company Request"
                ---------------      -------------
or "Company Order" means a written request or order, respectively, signed in the name of the Company by the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, any Executive Vice President or any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of the Company, and delivered to the Trustee.

               "Corporate Trust Office": "Corporate Trust Office" means the
                ----------------------
office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of initial execution of this Indenture is [_______________________], Attention: [__________________].

               "Covenant Defeasance": The term "Covenant Defeasance" has the
                -------------------
meaning set forth in Section 4.03.
                     ------------

               "Default": The term "Default" means any event which, with notice
                -------
or passage of time or both, would constitute an Event of Default.

               "Defaulted Interest": The term "Defaulted Interest" has the
                ------------------
meaning set forth in Section 2.09.
                     ------------

               "Defeasance": The term "Defeasance" has the meaning set forth in
                ----------
Section 4.02.
------------

               "Defeasible Series": The term "Defeasible Series" has the meaning
                -----------------
set forth in Section 4.01.
             ------------

               "Depositary": The term "Depositary" means, with respect to
                ----------
Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section
                                                                       -------
2.01.
----

               "Event of Default": The term "Event of Default" has the meaning
                ----------------
set forth in Section 7.01(a).
             ---------------

               "Exchange Act": The term "Exchange Act" means the Securities
                ------------
Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as the same may be in effect from time to time.

               "GAAP": The term "GAAP" means generally accepted accounting
                ----
principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and The American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by any successor entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

               "Global Security": The term "Global Security" means a Security
                ---------------
that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

               "Holder": The term "Holder" means a person in whose name a
                ------
particular Security is registered in the Security Register.

               "Indebtedness": The term "Indebtedness" means, as applied to any
                ------------
Person, without duplication: (a) all obligations of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than property and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business); (c) all obligations of such Person evidenced by notes, bonds, debentures, mandatorily redeemable preferred stock, or other similar instruments (other than performance, surety, and appeals bonds arising in the ordinary course of business); (d) all payment obligations created or arising under any conditional sale, deferred price, or other title retention agreement with respect to property acquired by such Person (unless the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) any Capital Lease Obligation of such Person; (f) all reimbursement, payment, or similar obligations, contingent or otherwise, of such Person under acceptance, letter of credit, or similar facilities (other than letters of credit in support of trade obligations or incurred in connection with public liability insurance, workers' compensation, unemployment insurance, old-age pensions, and other social security benefits other than in respect of employee benefit plans subject to ERISA); (g) all obligations of such Person, contingent or otherwise, under any guarantee by such Person of the obligations of another Person of the type referred to in clauses
(a) through (f) above; and (h) all obligations referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage or security interest in property (including without limitation accounts, contract rights, and general intangibles) owned by such Person and as to which such Person has not assumed or become liable for the payment of such obligations other than to the extent of the property subject to such mortgage or security interest; provided, however,
                                                            --------  -------
that Indebtedness of the type referred to in clauses (g) and (h) above shall be included within the definition of "Indebtedness" only to the extent of the least of: (i) the amount of the underlying Indebtedness referred to in the applicable clause (a) through (f) above; (ii) in the case of clause (g), the limit on recoveries, if any, from such Person under obligations of the type referred to in clause (g) above; and (iii) in the case of clause (h), the aggregate value (as determined in good faith by the board of directors or similar governing body of such Person) of the property of such Person subject to such mortgage or security interest.

               "Indenture": The term "Indenture" means this Indenture, as this
                ---------
Indenture may be amended, supplemented, or otherwise modified from time to time, including, for all purposes of this Indenture and any indenture supplemental hereto, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Indenture and any such supplemental indenture, respectively. The term "Indenture" also includes the terms of particular series of Securities established in accordance with Section 2.01.
                               ------------

               "Interest": The term "interest," (i) when used with respect to an
                --------
Original Issue Discount Security which by its terms bears interest only after Maturity, means interest which accrues from and after and is payable after Maturity and (ii) when used with respect to any Security, means the amount of all interest accruing on such Security, including any default interest and any interest that would have accrued after any Event of Default but for the occurrence of such Event of Default, whether or not a claim for such interest would be otherwise allowable under applicable law.

               "Interest Payment Date": The term "Interest Payment Date," when
                ---------------------
used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

               "Material Adverse Effect": The term "Material Adverse Effect"
                -----------------------
means a material adverse effect on the business, assets, financial condition or results of operations of the Company (taken together with its Subsidiaries as a whole).

               "Maturity": The term "Maturity," when used with respect to any
                --------
Security, means the date on which the principal of that Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, or otherwise.

               "Notice of Default": The term "Notice of Default" means a written
                -----------------
notice of the kind set forth in Section 7.01(a)(iii).
                                --------------------

               "Officer's Certificate": The term "Officer's Certificate" means a
                ---------------------
certificate executed on behalf of the Company by a Responsible Officer, and delivered to the Trustee.

               "Opinion of Counsel": The term "Opinion of Counsel" means an
                ------------------
opinion in writing signed by legal counsel, who, subject to any express provisions hereof, may be an employee of or counsel for the Company or any Subsidiary, reasonably acceptable to the Trustee.

               "Original Issue Discount Security": The term "Original Issue
                --------------------------------
Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.01(b).
                                                 ---------------

               "Outstanding": The term "Outstanding" means, when used with
                -----------
reference to Securities as of a particular time, all Securities theretofore issued by the Company and authenticated and delivered by the Trustee under this Indenture, except: (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation, (b) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company is acting as its own Paying Agent) for the Holders of such Securities; provided that, if such
                                                      --------
Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made, and (c) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the
             --------  -------
requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that will be deemed to be Outstanding will be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof to such date pursuant to Section 7.01(b), (ii) the principal amount of a
                                 ---------------
Security denominated in one or more foreign currencies or currency units will be the U.S. dollar equivalent, determined in the manner contemplated by Section
                                                                     -------
2.01 on the date of original issuance of such Security, of the principal amount
----
(or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in clause (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor will be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee will be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned will be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

               "Paying Agent": The term "Paying Agent" means any Person
                ------------
authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

               "Person": The term "Person" means any individual, partnership,
                ------
corporation, limited liability company, joint stock company, business trust, trust, unincorporated association, joint venture, or other entity, or government or political subdivision or agency thereof.

               "Place of Payment": The term "Place of Payment," when used with
                ----------------
respect to the Securities of any series, means the place or places specified for the payment of the principal of, and any premium and interest on, the Securities of that series as contemplated by Section 2.01.
                                  ------------

               "Predecessor Security": The term "Predecessor Security," when
                --------------------
used with respect to any particular Security, means every previous Security evidencing all or a portion of the same debt as that evidenced by such Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in exchange for or in lieu of a mutilated,
                ------------
destroyed, lost, or stolen Security will be deemed to evidence the same debt as the mutilated, destroyed, lost, or stolen Security.

               "Redemption Date": The term "Redemption Date," when used with
                ---------------
respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

               "Redemption Price": The term "Redemption Price," when used with
                ----------------
respect to any Security to be redeemed, means the price (including premium, if any) at which it is to be redeemed pursuant to this Indenture.

               "Regular Record Date": The term "Regular Record Date" for the
                -------------------
interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.01.
                                                             ------------

               "Responsible Officer": The term "Responsible Officer," when used
                -------------------
(a) with respect to the Company, means the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, any Executive Vice President or any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of the Company and (b) with respect to the Trustee, means the President, any Vice President, any Assistant Vice President, any Senior Trust Officer, any Trust Officer or Assistant Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

               "Securities": The term "Securities" has the meaning set forth in
                ----------
the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

               "Securities Act": The term "Securities Act" mean the Securities
                --------------
Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

               "Security Register" and "Security Registrar": The terms "Security
                -----------------       ------------------
Register" and "Security Registrar" have the respective meanings set forth in
Section 2.05.
------------

               "Special Record Date": The term "Special Record Date" for the
                -------------------
payment of any Defaulted Interest means a date fixed by the Trustee pursuant to
Section 2.09.
------------

     "Stated Maturity": The term "Stated Maturity," when used with respect to
      ---------------
any Security, means the date specified in such Security as the fixed date on which the principal (or any installment thereof) of such Security is due and payable or on which any installment of interest thereon is due and payable as the case may be as the context requires.

     "Subsidiary": The term "Subsidiary" means, with respect to any Person, any
      ----------
corporation, partnership, or other business entity of which, in the case of a corporation, more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation has or might have voting power upon the occurrence of any contingency), or, in the case of any partnership or other legal entity, more than 50% of the ordinary equity capital interests, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries, or by one or more of such Person's other Subsidiaries.

     "Trust Indenture Act": The term "Trust Indenture Act" means the Trust
      -------------------
Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust
                         --------  -------
Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee": The term "Trustee" means the Person named as the "Trustee" in
      -------
the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" will mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series will mean each Trustee with respect to Securities of that series.

     "U.S. Government Obligation": The term "U.S. Government Obligation" means
      --------------------------
(a) any security that is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof and (b) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation specified in clause (a), which U.S. Government Obligation is held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such custodian
                       --------
is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

     "Vice President": The term "Vice President," when used with respect to the
      --------------
Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         (b)  The words "Article" and "Section" refer to an Article and Section,
                         -------       -------
respectively, of this Indenture as originally executed. The words "herein", "hereof," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision. Certain terms used principally in Articles V, VI, and IX are defined in those Articles. Terms in the singular include the plural and terms in the plural include the singular.

         (c) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

                           Article II. The Securities.

Section 2.01. Designation and Amount of Securities.

         (a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

         (b) The Securities may be issued in one or more series. There will be established in or pursuant to a Board Resolution and, subject to Section 2.04,
                                                                 ------------
set forth or determined in the manner provided in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series: (i) the title of the Securities of the series (which will distinguish the Securities of the series from Securities of any other series); (ii) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in the exchange for, or in lieu of, other Securities of the series pursuant to Section 2.05, 2.06, 2.07, 3.05, or 9.06 and except for any
                   ------------------------------     ----
Securities which, pursuant to Section 2.04, are deemed never to have been
                              ------------
authenticated and delivered hereunder); (iii) the Person to whom any interest on a Security of the series will be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; (iv) the date or dates on which the principal of the Securities of the series is payable; (v) the rate or rates at which the Securities of the series will bear interest, if any, the date or dates from which such interest will accrue, the Interest Payment Dates on which any such interest will be payable, and the Regular Record Date for any interest payable on any Interest Payment Date; (vi) the place or places where the principal of and any premium and interest on Securities of the series will be payable; (vii) the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company; (viii) if other than denominations of $1,000 and integral multiples thereof, the denominations in which Securities of the series will be issuable; (ix) the currency, currencies, or currency units in which payment of the principal of and any premium and interest on any Securities of the series will be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.01; (x) if the amount
                               -----------     ------------
of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, based upon a formula, or in some other manner, the manner in which such amounts will be determined; (xi) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies, or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made will be payable, and the periods within which and the terms and conditions upon which such election is to be made; (xii) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which will be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 7.01(b); (xiii) if applicable, that
                                    ---------------
the Securities of the series will be subject to either or both of Defeasance or Covenant Defeasance as provided in Article IV, provided that no series of
                                   ----------
Securities that is convertible into Common Stock or convertible into or exchangeable for any other securities or property will be subject to Defeasance pursuant to Section 4.02 except as may otherwise be provided in the terms
            ------------
applicable to such Securities, under a supplemental Indenture applicable thereto; (xiv) if and as applicable, that the Securities of the series will be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 2.05 in
                                                               ------------
which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered; (xv) if and as applicable, that the Securities of the series will be subordinated and subject in right of payment to the prior payment of other Indebtedness; (xvi) any provisions applicable to the Securities of the series in respect of conversion or exchange of such Securities into or for Common Stock, preferred stock or other securities or property (including, without limitation, securities or property of Persons other than the Company);
(xvii) any provisions applicable to the Securities of the series in respect of any collateral to secure such Securities or any guarantee applicable to such Securities; (xviii) any guarantee applicable to the Securities and any subordinated provisions or other limitations applicable to any such guarantee;
(xix) whether any "Event of Default" under Section 7.01, any covenant under
                                           ------------
Article V or any other provision (to the extent provided for hereunder) in
---------
addition to or instead of those set forth in this Indenture apply to the Securities of the series; and (xx) any other terms of, or provisions, covenants, rights or other matters applicable to, the series (which terms, provisions, covenants, rights or other matters will not be inconsistent with the provisions of this Indenture, except to an extent not prohibited by Section 9.01(e)).
                                                         ----------------

     (c) All Securities of any one series will be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to below and (subject to Section 2.04) set forth or
                                                   ------------
determined in the manner provided in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

     (d) If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action will be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee concurrently with or prior to the delivery of the Officer's Certificate setting forth the terms of the Series.

Section 2.02. Form of Securities and Trustee's Certificate of Authentication.

     (a) The Securities of each series will be in substantially the form set forth in or otherwise contemplated by the recitals to this Indenture, with appropriate variations to reflect the specific terms of such series. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action will be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee concurrently with or prior to the delivery of the Company Order contemplated by Section 2.04 for the authentication and delivery of such
                ------------
Securities.

     (b) The definitive Securities will be printed, lithographed, or engraved on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     (c) The Trustee's certificate of authentication will be in substantially the form set forth or otherwise contemplated in the recitals to this Indenture.

     (d) Every Global Security authenticated and delivered hereunder will bear a legend in substantially the form set forth otherwise contemplated in the recitals to this Indenture.

Section 2.03. Date and Denominations.

              Each Security will be dated the date of its authentication. The Securities of each series will be issuable only in registered form without coupons in such denominations as may be specified as contemplated by Section
                                                                     -------
2.01. In the absence of any such specified denomination with respect to the
----
Securities of any series, the Securities of such series will be issuable in denominations of $1,000 and integral multiples thereof.

Section 2.04. Execution, Authentication and Delivery of Securities.

     (a) The Securities will be executed on behalf of the Company by the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, or any Executive Vice President or any Vice President of the Company and attested by the Treasurer, the Secretary, any Assistant Treasurer, or any Assistant Secretary of the Company under its corporate seal. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted, or otherwise reproduced on the Securities.

     (b) Only such Securities bearing the Trustee's certificate of authentication, signed manually by the Trustee, will be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such execution of the certificate of authentication by the Trustee upon any Securities executed by the Company will be conclusive evidence that the Securities so authenticated have been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.08, for all
                                                        ------------
purposes of this Indenture such Security will be deemed never to have been authenticated and delivered hereunder and will never be entitled to the benefits of this Indenture.

     (c) Securities bearing the manual or facsimile signatures of individuals who have executed such Securities in accordance with Section 2.04(a)
                                                                 ---------------
will bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

    (d) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order will authenticate and deliver such Securities as provided in this Indenture and not otherwise. If the terms or form of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 2.02, in authenticating such
                                  -------------     ----
Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee will be entitled to receive, and (subject to Section 8.01 and Section 8.02) will be fully protected in relying
            ------------     ------------
upon, an Opinion of Counsel stating (i) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section
                                                                      -------
2.01, that such terms have been established in conformity with the provisions of
----
this Indenture, (ii) if the form of such Securities has been established by or pursuant to a Board Resolution as permitted by Section 2.02, that such form has
                                               ------------
been established in conformity with the provisions of this Indenture, and (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions, assumptions, qualifications or limitations specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms.

     (e)      Notwithstanding the provisions of Sections 2.01 and 2.04(d), if
                                                -------------     -------
all Securities of a series are not to be originally issued at one time, it will not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 2.01 or the Company Order and Opinion of Counsel otherwise
            ------------
required pursuant to Section 2.04(d) at or prior to the time of authentication
                     ---------------
of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

Section 2.05. Registration of Transfer and Exchange.

     (a) The Company will cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable
                    -----------------
regulations as it may prescribe, the Company will provide for the registration of Securities and the registration of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities
                  ------------------
and registering transfers of Securities as herein provided.

     (b) Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company will execute, and the

Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

               (c) At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company will execute, and the Trustee will authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

              (d)  Every Security presented or surrendered for registration of transfer or exchange will (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument or instruments of transfer, in form reasonably satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing. No service charge will be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.06, 3.05 or 9.06 not involving any transfer. The
                      ------------------    ----
Company will not be required (i) to issue, register the transfer of, or exchange Securities of any series during a period beginning at the opening of business 15 calendar days before the mailing of a notice of redemption of Securities of that series selected for redemption under Section 3.02(c) and ending at the close of
                                     ---------------
business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Securities to be redeemed in part, the portion thereof not being redeemed.

              (e) All Securities issued upon any registration of transfer or exchange of Securities will be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

              (f) Notwithstanding any other provision in this Indenture, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, unless
(i) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a clearing agency registered under the Exchange Act, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable, and exchangeable, and such transfers shall be registrable, (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities evidenced by such Global Security, or
(iv) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 2.01. Notwithstanding any other
                                    ------------
provision in this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security to which the restriction set forth in the first sentence of this Section 2.05(f) shall apply, whether pursuant to this Section
                 ---------------                                       -------
2.05, Section 2.06, 2.07, 3.05, or 9.06 or otherwise, will be authenticated and
----  ------------------------     ----
delivered in the form of, and will be, a Global Security.

Section 2.06. Temporary Securities.

              Pending the preparation of definitive Securities of any series, the Company may execute and register, and upon Company Order the Trustee will authenticate and deliver, temporary Securities (printed, lithographed, or typewritten) of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions, and variations as may be appropriate for temporary Securities, all as may be determined by the officers of the Company executing such Securities as evidenced by their execution of such Securities; provided, however, that the Company will use
                              --------  -------
reasonable efforts to have definitive Securities of that series available at the times of any issuance of Securities under this Indenture. Every temporary Security will be executed and registered by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. The Company will execute and register and furnish definitive Securities of such series as soon as practicable and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor at the office or agency of the Company in the Place of Payment for that series, and the Trustee will authenticate and deliver in exchange for such temporary Securities of such series one or more definitive Securities of the same series, of any authorized denominations, and of a like aggregate principal amount and tenor. Such exchange will be made by the Company at its own expense and without any charge to the Holder therefor. Until so exchanged, the temporary Securities of any series authenticated and delivered hereunder will be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

Section 2.07. Mutilated, Destroyed, Lost, and Stolen Securities.

              (a) If any mutilated Security is surrendered to the Trustee, the Company will execute and the Trustee will authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

              (b) If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss, or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company will execute and the Trustee will authenticate and deliver, in lieu of any such destroyed, lost, or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

              (c) In case any such mutilated, destroyed, lost, or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

              (d) Upon the issuance of any new Security under this Section 2.07,
                                                                   ------------
the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

              (e) Every new Security of any series issued pursuant to this
Section 2.07 in exchange for any mutilated Security or in lieu of any destroyed,
------------
lost, or stolen Security will constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost, or stolen Security shall be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

              (f) The provisions of this Section 2.07 are exclusive and will
                                         ------------
preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities.

Section 2.08. Cancellation of Surrendered Securities.

              All Securities surrendered for payment, redemption, registration of transfer or exchange, will, if surrendered to any Person other than the Trustee, be delivered to the Trustee and will be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered will be promptly canceled by the Trustee. No Securities will be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.08, except as
                                                         ------------
expressly permitted by this Indenture. The Trustee shall destroy all canceled Securities held by the Trustee and shall send a certificate of such destruction to the Company.

Section 2.09. Payment of Interest; Interest Rights Preserved.

              (a) Except as otherwise provided as contemplated by Section 2.01
                                                                  ------------
with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

              (b) Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the
                ------------------
Holder on the relevant regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company together with interest thereon (to the extent permitted by law) at the rate of interest applicable to such Security, at its election in each case, as provided in clause (i) or (ii) below:

                  (i) The Company may elect to make payment of any Defaulted Interest (and interest thereon, if any) to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which will be fixed in the following manner. The Company will notify the Trustee in writing of the amount of Defaulted Interest (and interest thereon, if any) proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company will deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest (and interest thereon, if any) or will make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest (and interest thereon, if any) as in this clause (i) provided. Thereupon the Trustee will fix a Special Record Date for the payment of such Defaulted Interest (and interest thereon, if any) which will be not more than 15 calendar days and not less than 10 calendar days prior to the date of the proposed payment and not less than 10 calendar days after the receipt by the Trustee of the notice of the proposed payment. The Trustee will promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, will cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 calendar days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest (and interest thereon, if any) and the Special Record Date therefor having been so mailed, such Defaulted Interest will be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and will no longer be payable pursuant to the following clause (ii).

                  (ii) The Company may make payment of any Defaulted Interest (and interest thereon, if any) on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (ii), such manner of payment shall be deemed practicable by the Trustee.

              (c) Subject to the foregoing provisions of this Section 2.09, each
                                                              ------------
Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security will carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 2.10. Persons Deemed Owners.

              Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 2.09) any interest on such Security and for all
                        ------------
other purposes whatsoever, whether or not such Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee will be affected by notice to the contrary.

Section 2.11. Computation of Interest.

              Except as otherwise specified as contemplated by Section 2.01 for
                                                               ------------
Securities of any series, interest on the Securities of each series will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Section 2.12. CUSIP Numbers.

              In issuing any series of the Securities the Company may use CUSIP numbers, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption or exchange with respect to such series provided that any such notice may state that no
                       --------
representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                     Article III. Redemption of Securities.

Section 3.01. Applicability of Article.

              Securities of any series which are redeemable before the final Stated Maturity of the principal thereof will be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01
                                                                  ------------
for Securities of any series) in accordance with this Article III.
                                                      -----------

Section 3.02. Election to Redeem; Notice to Trustee.

              (a) The election of the Company to redeem any Securities will be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company will, at least 45 calendar days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company will furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

              (b) Notice of redemption of Securities to be redeemed at the election of the Company will be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and will be irrevocable. Notice of redemption will be given by mail, first-class postage prepaid, not less than 30 nor more than 60 calendar days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register. All notices of redemption will state (i) the Redemption Date, (ii) the Redemption Price, (iii) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed, (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, (v) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and (vi) the specific provision of this Indenture pursuant to which such Securities are to be redeemed.

              (c) If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed will be selected not more than 60 calendar days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee may deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee will promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

              (d) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities will relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 3.03. Deposit of Redemption Price.

              Prior to 10:00 a.m. (New York City time) on any Redemption Date specified in the notice of redemption given as provided in Section 3.02, the
                                                           ------------
Company will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 5.03) an amount of money sufficient to pay the Redemption Price of, and
------------
(except if the Redemption Date shall be an Interest Payment Date) any accrued interest on, all of the Securities that are to be redeemed on that date.

Section 3.04. Securities Payable on Redemption Date.

              (a) Notice of redemption having been given as aforesaid, the Securities so to be redeemed will, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company defaults in the payment of the Redemption Price and accrued interest) such Securities will cease to accrue interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security will be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as
                        --------  -------
contemplated by Section 2.01, installments of interest whose Stated Maturity is
                ------------
on the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates in accordance with their terms and the provisions of
Section 2.09.
------------

              (b) If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium will, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 3.05.  Securities Redeemed in Part.

          Any Security that is to be redeemed only in part will be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company will execute, and the Trustee will authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                 Article IV. Defeasance and Covenant Defeasance.

          Securities of a series may be defeased in accordance with their terms and, unless a Board Resolution or an indenture supplemental hereto establishing a series of Securities in accordance with Section 2.01 otherwise provides, in
                                          ------------
accordance with this Article.

Section 4.01.  Company's Option to Effect Defeasance or Covenant Defeasance.

          The Company may elect, at its option by Board Resolution at any time, to have either Section 4.02 or Section 4.03 applied to the Outstanding
               ------------    ------------
Securities of any series designated pursuant to Section 2.01 as being defeasible
                                                ------------
pursuant to this Article IV (hereinafter called "Defeasible Series"), upon
                 ----------                      -----------------
compliance with the conditions set forth below in this Article IV, provided that
                                                       ----------  --------
Section 4.02 will not apply to any series of Securities that is convertible into
------------
Common Stock or convertible into or exchangeable for any other securities except as may otherwise be provided in the terms applicable to such Securities under a supplemental indenture applicable thereto.

Section 4.02.  Defeasance and Discharge.

          Upon the Company's exercise of the option provided in Section 4.01 to
                                                                ------------
have this Section 4.02 applied to the Outstanding Securities of any Defeasible
          ------------
Series and subject to the proviso of Section 4.01, the Company will be deemed to
                                     ------------
have been discharged from its obligations with respect to the Outstanding Securities of such series as provided in this Section 4.02 on and after the date
                                              ------------
the conditions set forth in Section 4.04 are satisfied (hereinafter called
                            ------------
"Defeasance"). For this purpose, such Defeasance means that the Company will be
 ----------
deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, will execute proper instruments acknowledging the same), subject to the following which will survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 4.04 and as more fully set forth
                                        ------------
in Section 4.04, payments in respect of the principal of and any premium and
   ------------
interest on such Securities of such series when payments are due, (b) the Company's obligations with respect to the Securities of such series under Sections 2.05, 2.06, 2.07, 5.02, 5.03, and 9.06, (c) the rights, powers, trusts,
-------------------------------------      ----
duties, and immunities of the Trustee hereunder, and (d) this Article IV.
                                                              ----------
Subject to compliance with this Article IV, the Company may
                                ----------
exercise its option provided in Section 4.01 to have this Section 4.02 applied
                                ------------              ------------
to the Outstanding Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 4.01 to have Section 4.03 applied to
                                   ------------         ------------
the Outstanding Securities of such series.

Section 4.03.  Covenant Defeasance.

          Upon the Company's exercise of the option provided in Section 4.01 to
                                                                ------------
have this Section 4.03 applied to the Outstanding Securities of any Defeasible
          ------------
Series, (a) the Company will be released from its obligations under Section 5.04
                                                                    ------------
through 5.07, inclusive and the provisions of any indenture supplemental hereto
------------
so specified in such supplemental indenture, and (b) the occurrence of any event specified in Section 7.01(a)(iv) (with respect to any of Sections 5.04 through
             -------------------                         ---------------------
5.07, inclusive, and the provisions of any indenture supplemental hereto so
----
specified in such supplemental indenture), and Sections 7.01(a)(vii) with
                                               ---------------------
respect to the provisions of any supplemental indenture supplemental hereto so specified in such supplemental indenture will be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 4.04 are satisfied (hereinafter called "Covenant Defeasance").
         ------------                                    -------------------
For this purpose, such Covenant Defeasance means that the Company may omit to comply with and will have no liability in respect of any term, condition, or limitation set forth in any such specified Section (to the extent specified above in any such specified provision of such supplemental indenture), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or provision or by reason of any reference in any such Section or provision to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series will be unaffected thereby.

Section 4.04.  Conditions to Defeasance or Covenant Defeasance.

          The following will be the conditions to application of either Section
                                                                        -------
4.02 or Section 4.03 to the Outstanding Securities of any Defeasible Series:
----    ------------

          (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 8.08 and agrees to comply with the provisions of this
                ------------
Article IV applicable to it) as trust funds in trust for the benefit of the
----------
Holders of Outstanding Securities of such series (i) cash in U.S. dollars, or
(ii) non-callable U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, without reinvestment, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay and discharge, and which will be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities or on any earlier date or dates on which the Securities of such series shall be subject to redemption and the Company shall have given the Trustee irrevocable instructions satisfactory to the Trustee to give notice to the Holders of the defeasance of the Securities of such series and the Company shall have specified whether the Securities are being defeased to maturity or to a particular redemption date, all in accordance with the terms of this Indenture and the Securities of such series.

          (b) In the case of an election under Section 4.02, the Company shall
                                               ------------
have delivered to the Trustee an Opinion of Counsel (from a counsel who shall not be an employee of the Company), reasonably acceptable to the Trustee, to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon, such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain, loss or income for federal income tax purposes as a result of the deposit, Defeasance, and discharge to be effected with respect to the Securities of such series and will be subject to federal income tax on the same amount, in the same manner, and at the same times as would be the case if such deposit, Defeasance, and discharge were not to occur.

          (c) In the case of an election under Section 4.03, the Company shall
                                               ------------
have delivered to the Trustee an Opinion of Counsel (from a counsel who shall not be an employee of the Company), reasonably acceptable to the Trustee, to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to federal income tax on the same amount, in the same manner, and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (d) Such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than the Indenture but only with respect to the Outstanding Securities of such series) to which the Company is a party or by which it is bound.

          (e) The Company shall have delivered to the Trustee an Officer's Certificate stating that such deposit of moneys, Government Securities, or a combination thereof for the purpose of Defeasance and Covenant Defeasance was not made by the Company with the intent of preferring the Holders of the Outstanding Securities of such series over the other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

          (f) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 7.01(a)(iv) and (v), at any time on or prior to the
                   ----------------------------
90th calendar day after the date of such deposit (it being understood that this condition will not be deemed satisfied until after such 90th calendar day).

          (g) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each to the effect that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 4.05. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

          (a) Subject to the provisions of Section 5.03(e), all money and U.S.
                                           ---------------
Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section 4.05
                                                                 ------------
and Section 4.06, the Trustee and any such other trustee are referred to
    ------------
collectively as the "Trustee") pursuant to Section 4.04 in respect of the
                     -------               ------------
Securities of any Defeasible Series will be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

          (b) The Company will pay and indemnify the Trustee against any tax, fee, or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.04 or the principal and interest
                                  ------------
received in respect thereof other than any such tax, fee, or other charge that by law is for the account of the Holders of Outstanding Securities.

          (c) Notwithstanding anything contained in this Article IV to the
                                                         ----------
contrary, the Trustee will deliver or pay to the Company from time to time upon a Company Request any money or U.S. Government Obligations held by it as provided in Section 4.04 with respect to Securities of any Defeasible Series
            ------------
that are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.

Section 4.06.  Reinstatement.

          If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article IV with respect to the Securities of any series by
                     ----------
reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series will be revived and reinstated as though no deposit had occurred pursuant to this Article IV with respect to Securities of such series until such time as the
     ----------
Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 4.05 with respect to Securities of such series in accordance with
   ------------
this Article IV; provided, however, that if the Company makes any payment of
     ----------  --------  -------
principal of or any premium or interest on any Security of such series following the reinstatement of its obligations, the Company will be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.

                 Article V. Particular Covenants of the Company.

Section 5.01.  Payment of Principal, Premium and Interest on Securities.

          The Company, for the benefit of each series of Securities, will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of such Securities and this Indenture.

Section 5.02.  Maintenance of Office or Agency.

          (a) The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices, and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices, and demands.

          (b) The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission
                   --------  -------
will in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 5.03.  Money for Securities Payments to be Held in Trust.

          (a) If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          (b) Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          (c) The Company will cause each Paying Agent, other than the Trustee, for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section 5.03, that such Paying
                   ------------

Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such money.

          (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, or interest has become due and payable will be paid to the Company upon a Company Request (or, if then held by the Company, will be discharged from such trust); and the Holder of such Security will thereafter, look only to the Company for payment thereof; in the absence of a written request from the Issuer to return unclaimed funds to the Issuer, the Trustee shall from time to time deliver all unclaimed funds to or as directed by applicable escheat authorities, as determined by the Trustee in its sole discretion, in accordance with the customary practices and procedures of the Trustee; and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, will thereupon cease; provided, however, that the Trustee or such Paying Agent,
                 --------  -------
before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which will not be less than 30 calendar days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company. Any unclaimed funds held by the Trustee pursuant to this Section shall be held uninvested and without any liability for interest.

Section 5.04.  Payment of Taxes and other Claims.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments, and governmental charges levied or imposed upon the Company or any Subsidiary of the Company or upon the income, profits, or property of the Company or any Subsidiary of the Company, and (b) all lawful claims for labor, materials, and supplies, in each case which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary of the Company and might have a Material Adverse Effect; provided, however, that the Company will not be
                         --------  -------
required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge, or claim the amount, applicability, or validity of which is being contested in good faith by appropriate proceedings.

Section 5.05.   Maintenance of Properties.

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair, and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments, and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided,
                                                                     --------
however, that nothing in this Section 5.05 will prevent the Company from
-------                       ------------
discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary of the Company and would not reasonably be expected to result in a Material Adverse Effect.

Section 5.06.   Existence.

          Subject to Article X, the Company will, and will cause each of its
                     ---------
Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory), and franchises; provided, however, that no Subsidiary of the Company will be
            --------  -------
required to preserve its existence, and neither the Company nor any Subsidiary of the Company will be required to preserve any such right or franchise, if the Board of Directors determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof would not reasonably be expected to result in a Material Adverse Effect.

Section 5.07.   Compliance with Laws.

          The Company will, and will cause each of its Subsidiaries to, comply with all applicable federal, state, local, or foreign laws, rules, regulations, or ordinances, including without limitation such laws, rules, regulations, or ordinances relating to pension, environmental, employee, and tax matters, in each case to the extent that the failure so to comply would reasonably be expected to have a Material Adverse Effect.

Section 5.08.   Statement by Officers as to Default.

          The Company will deliver to the Trustee, within 120 calendar days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate signed by the principal executive officer, principal financial officer, or principal accounting officer of the Company stating whether or not to the knowledge of such person after due inquiry the Company is in default in the performance and observance of any of the terms, provisions, and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company is in default, specifying all such defaults and the nature and status thereof of which such person may have such knowledge.

Section 5.09.   Waiver of Certain Covenants.

          The Company may omit in any particular instance to comply with any term, provision, or condition set forth in Sections 5.04 through 5.07,
                                           -------------         ----
inclusive, and the provisions of any supplemental indenture specified in such supplemental indenture, with respect to the

Securities of any series if the Holders of a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision, or condition, but no such waiver will extend to or affect such term, provision, or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision, or condition will remain in full force and effect.

              Article VI. Securities Holders' Lists and Reports by
                          The Company and The Trustee.

Section 6.01.   Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee (a) semi-annually, not more than 15 calendar days after the applicable Regular Record Date, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date and (b) at such other times as the Trustee may request in writing, within 30 calendar days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 calendar days prior to the time such list is furnished; excluding
                                                                     ---------
from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 6.02.   Preservation of Information; Communication to Holders.

          (a) The Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 6.01 and the names and
                                             ------------
addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 6.01 upon receipt of a new list so furnished.
------------

          (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, will be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them will be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 6.03.   Reports by Trustee.

          The Trustee will transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. A copy of each such report will, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission, and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange or of any delisting thereof.

Section 6.04.   Reports by Company.

          The Company will file with the Trustee and the Commission, and transmit to Holders, such information, documents, and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto; provided that any such
                                                   --------
information, documents, or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act will be filed with the Trustee within 15 calendar days after the same is so required to be filed with the Commission.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers' Certificates).

                              Article VII. Default.

Section 7.01.   Event of Default.

          (a) Unless otherwise provided in a Board Resolution or an indenture supplemental hereto establishing a series of Securities in accordance with
Section 2.01, "Event of Default," wherever used herein with respect to
------------   ----------------
Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it may be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body):

        (i) any default in the payment of any interest on any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 calendar days;

        (ii) any default in the payment of the principal of (or premium, if any, on) any Security of that series when it becomes due and payable;

        (iii) any default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty, a default in the performance or breach of which is elsewhere in this Section 7.01 specifically dealt with or which has expressly
            ------------
    been included in this Indenture solely for the benefit of one or more series of Securities other than that series or which is expressly inapplicable to Securities of that series under the terms applicable to such Securities under a supplemental indenture applicable thereto), and continuance of such default or breach for a period of 60 calendar days after there has been given, by registered or certified mail, or overnight express service to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice
                                                                     ------
      of Default" hereunder;
      ----------

          (iv) the entry by a court having jurisdiction in the premises of
      (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of the property of the Company or ordering the winding up or liquidation of the affairs of the Company and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive calendar days;

          (v) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or the filing by the Company of a petition or answer or consent seeking reorganization or relief with respect to the Company under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of the property of the Company pursuant to any such law, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of the inability of the Company to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (vi) any other Event of Default provided with respect to Securities of that series under a supplemental indenture applicable thereto.

          (b) If an Event of Default (other than an Event of Default arising under Section 8.01(a)(iv) or (v)) with respect to Securities of any series at
      ---------------------------
the time Outstanding occurs and is continuing, then in every case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) will become immediately due and payable. If an Event of Default under
Section 8.01(a)(iv) or (v) occurs, then the principal of, premium, if any, and
--------------------------
accrued
interest on the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          (c) At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this
Article VII provided, the Holders of a majority in principal amount of the
-----------
outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (i) the Company has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue interest on all Securities of that series, (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities, (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel and (ii) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7.01(d). No such rescission will affect any subsequent
            ---------------
default or impair any right consequent thereon.

          (d) The Holders of a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default (i) in the payment of the principal of or any premium or interest on any Security of such series or (ii) in respect of a covenant or provision hereof which under Article IX cannot be modified or
                                         ----------
amended without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture, but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

Section 7.02. Covenant of Company to Pay to Trustee Whole Amount Due on Securities on Default in Payment of Interest or Principal; Suits for Enforcement by Trustee.

          (a) The Company covenants that if (i) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 calendar days or (ii) default is made in the payment of the principal of (or premium, if any, on) any Security when it becomes due and payable, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel. If the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect in the manner provided by law out of the property of the Company, wherever situated, the moneys adjudged or decreed to be payable.

          (b) If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          (c) In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee will be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee will be authorized to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under Section 8.06.
                                    ------------

          (d) No provision of this Indenture will be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided,
                                                                      --------
however, that the Trustee may, on behalf of the Holders, vote for the election
-------
of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

          (e) All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 7.03.  Application of Money Collected by Trustee.

          Any money collected by the Trustee pursuant to this Article VII will
                                                              -----------
be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the

Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST:   To the payment of all amounts due the Trustee under
                        Section 8.06;
                        ------------

               SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind (except to the extent that the Securities of a series are by their express terms subordinated and subject in right of payment to the prior payment of other indebtedness and as provided under the terms applicable in respect of such subordination and right of payment to the Securities of such series, as contemplated in Section 2.01) according
                                                        ------------
                        to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

               THIRD: To the Company, its successors or assigns, or to such other Person that may be lawfully entitled to receive the same.

Section 7.04.  Limitation on Suits by Holders of Securities.

               No Holder of any Security of any series will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series, (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder, (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses, and liabilities to be incurred in compliance with such request, (d) the Trustee for 60 calendar days after its receipt of such notice, request, and offer of indemnity has failed to institute any such proceeding, and (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series, it being understood and intended that no one or more of such Holders will have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 7.05. Rights and Remedies Cumulative; Delay or Omission in Exercise of Rights Not a Waiver of Event of Default.

               (a) Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities in Section
                                                                  -------
2.07(f), no right or remedy herein conferred upon or reserved to the Trustee or
-------
to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

               (b) No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article
                                                                         -------
VII or by law to the Trustee or to the Holders may be exercised from time to
---
time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 7.06. Rights of Holders of Majority in Principal Amount of Outstanding Securities to Direct Trustee.

               The Holders of a majority in principal amount of the Outstanding Securities of any series will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that (a) such direction will not be in
                           --------
conflict with any rule of law or with this Indenture, (b) the Trustee shall not be liable with respect to any action so taken and (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 7.07. Requirement of an Undertaking to Pay Costs in Certain Suits Under the Indenture or Against the Trustee.

               In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section 7.07 nor the Trust Indenture
               --------                   ------------
Act will be deemed by virtue of authorizing a court to do so to require that any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

Section 7.08.  Notice of Defaults.

               If a Default occurs hereunder with respect to Securities of any series, the Trustee will give the Holders of Securities of such series notice of such Default as and to the extent provided by the Trust Indenture Act; provided,
                                                                       --------
however, that in the case of any Default of the character specified in Section
-------                                                                -------
7.01(a)(iii) with respect to Securities of such series no such notice to Holders
------------
will be given until at least 30 calendar days after the occurrence thereof. The Company will give the Trustee notice of any uncured Event of Default within 10 days after any Responsible Officer of the Company becomes aware of or receives actual notice of such Event of Default. The Trustee shall not be deemed to have notice of any Default or Event of Default under this Indenture unless a Responsible Officer shall have actual knowledge or be specifically notified in writing of such Default or Event of Default.

Section 7.09. Unconditional Right of Holders to Receive Principal, Premium, and Interest.

               Except as otherwise provided under the terms of Securities of any particular series as contemplated by Section 2.01, notwithstanding any other
                                     ------------
provision in this Indenture, the Holder of any Security will have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 2.09 and Section 3.04) interest on such
                            ------------     ------------
Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights may not be impaired without the consent of such Holder.

Section 7.10.  Restoration of Rights and Remedies.

               If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee, and the Holders will be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders will continue as though no such proceeding had been instituted.

Section 7.11.  Trustee May File Proofs of Claims.

               The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceeding relative to the Company or the Subsidiaries (or any other obligor upon the Securities), their creditors or their property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claim and to distribute the same, and any custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee hereunder. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                     Article VIII. Concerning the Trustee.

Section 8.01.  Certain Duties and Responsibilities.

               The duties and responsibilities of the Trustee will be as provided by the Trust Indenture Act. No implied duties or covenants will be read into this Indenture against the Trustee. Notwithstanding the foregoing, no provision of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee will be subject to the provisions of this Section 8.01. The
                                                      ------------
immunities and exemptions from liability afforded to the Trustee shall extend to its officers, directors, employees and agents.

Section 8.02.  Certain Rights of Trustee.

               Subject to the provisions of Section 8.01: (a) the Trustee may
                                            ------------
conclusively rely and will be protected in acting or refraining from acting upon, whether in its original or facsimile form, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties; (b) any request or direction of the Company mentioned herein will be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board will be sufficiently evidenced by a Board Resolution; (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate; (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon; (e) the Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture, at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities which might be incurred by it in compliance with such request or direction; (f) the Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it will be entitled to examine the books, records, and premises of the Company, personally or by agent or attorney, at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and (i) no permissive power, right or remedy conferred upon the Trustee hereunder shall be construed to impose a duty to exercise such power, right or remedy.

Section 8.03.  Not Responsible for Recitals or Issuance of Securities.

               The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, may be taken as the statements of the Company, and neither the

Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity, sufficiency or priority of this Indenture or of the Securities. The Trustee or any Authenticating Agent will not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 8.04.  May Hold Securities.

               The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 8.07 and 8.12, may otherwise deal with the Company with the same rights
-------------     ----
it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, or such other agent.

Section 8.05.  Money Held in Trust.

               Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required herein or by law. The Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 8.06.  Compensation and Reimbursement.

               The Company will (a) pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time (which compensation need not be limited (subject to such agreement or as otherwise required under applicable law) to the compensation specified in any provision of law in regard to the compensation of a trustee of an express trust); (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with provision of this Indenture (including the reasonable compensation and the expenses and disbursements of agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence, willful misconduct, recklessness or bad faith; and (c) indemnify each of the Trustee and any predecessor Trustee for, and hold the Trustee harmless against, any and all loss, liability, claim, or expense incurred without negligence, willful misconduct, recklessness or bad faith on its part arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

               When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 7.01(a)(iv) or Section
                                                 -------------------    -------
7.01(a)(v), the expenses (including the reasonable charges and expenses of its
----------
counsel) and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

Section 8.07.  Disqualification; Conflicting Interests.

               If the Trustee has or acquires a conflicting interest within the meaning of the Trust Indenture Act, the Trustee will either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 8.08.  Corporate Trustee Required Eligibility.

               There will at all times be one or more Trustees hereunder with respect to the Securities of each series, at least one of which will be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $100,000,000 and its Corporate Trust Office or principal office in New York City, or any other major city in the United States that is acceptable to the Company. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining state or federal authority, then for the purposes of this Section 8.08, the combined capital and surplus of such Person shall be
        ------------
deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.08, it will resign
                                                   ------------
immediately in the manner and with the effect hereinafter specified in this
Article VIII.
------------

Section 8.09.  Resignation and Removal; Appointment of Successor.

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VIII will become effective until
                                        ------------
the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.10.
                           ------------

               (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 8.10 shall not have been delivered to the Trustee within 30 calendar
------------
days after the giving of such notice of resignation, the resigning Trustee may at the expense of the Company petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

               (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

               (d)  If, at any time, (i) the Trustee fails to comply with
Section 8.07 after written request therefor by the Company or by any Holder who
------------
has been a bona fide Holder of a Security for at least six months, (ii) the Trustee ceases to be eligible under Section 8.08 and fails to resign after
                                    ------------
written request therefor by the Company or by any such Holder, or (iii) the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property is appointed or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then, in any such case,
(A) the Company by a Board Resolution may remove the Trustee with respect to all Securities or (B) subject to Section 7.07, any Holder who has been a bona fide
                             ------------
Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

               (e) If the Trustee resigns, is removed, or becomes incapable of acting, or if a vacancy occurs in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company by a Board Resolution will promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there will be only one Trustee with respect to the Securities of any particular series) and will comply with the applicable requirements of Section 8.10. If, within one year after such
                           ------------
resignation, removal, or incapability or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series is appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed will, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 8.10,
                                                              ------------
become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee, if any, appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 8.10, any Holder who has been a
                                      ------------
bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

               (f) The Company will give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all holders of Securities of such series in the manner provided in Section
                                                                      -------
12.03. Each notice will include the name of the successor Trustee with respect
-----
to the Securities of such series and the address of its Corporate Trust Office.

Section 8.10.  Acceptance of Appointment by Successor.

               (a) In case of the appointment hereunder of any successor Trustee with respect to all Securities, every such successor Trustee so appointed will execute, acknowledge, and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee will become effective and such successor Trustee, without any further act, deed, or conveyance, will become vested with all the rights, powers, trusts, and duties of the retiring Trustee, but, on the request of the Company or the successor Trustee, such retiring Trustee will, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and duties of the retiring Trustee and will duly assign, transfer, and deliver to such Trustee all property and money held by such retiring Trustee hereunder.

               (b) In case of the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee, and each successor Trustee with respect to the Securities of one or more series will execute and deliver an indenture supplemental hereto wherein such successor Trustee will accept such appointment and which (i) will contain such provisions as may be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) will contain such provisions as may be deemed necessary or desirable to confirm that all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring will continue to be vested in the retiring Trustee, and (iii) will add to or change any of the provisions of this Indenture as may be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture will constitute such Trustees co-trustees of the same trust and that each such Trustee will be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustees and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee will become effective to the extent provided therein and each such successor Trustee, without any further act, deed, or conveyance, will become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but on request of the Company or any successor Trustee, such retiring Trustee will duly assign, transfer, and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

               (c) Upon request of any such successor Trustee, the Company will execute any and all instruments reasonably required to more fully and certainly vest in and confirm to such successor Trustee all applicable rights, powers, and trusts referred to in the preceding paragraphs of this Section 8.10.
                                                       ------------

               (d) No successor Trustee will accept its appointment unless at the time of such acceptance such successor Trustee is qualified and eligible under this Article VIII.
           ------------

Section 8.11.  Merger, Conversion, Consolidation, or Succession to Business.

               Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee may be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, by sale or otherwise, will be the successor of the Trustee hereunder, provided such corporation is otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further
     ------------
act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, sale or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 8.12.  Preferential Collection of Claims Against Company.

               If and when the Trustee is or becomes a creditor of the Company (or any other obligor upon the Securities), the Trustee will be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 8.13.  Appointment of Authenticating Agent.

               (a) The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which will be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer, or partial redemption thereof or pursuant to Section 2.07, and Securities so authenticated
                                  ------------
will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference will be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to act as Authenticating Agent, having (or its parent or holding company shall have) a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 8.13, the combined capital and surplus of such
                         ------------
Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.13, such Authenticating Agent will resign
                   ------------
immediately in the manner and with the effect specified in this Section 8.13.
                                                                ------------

               (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which such Authenticating Agent may be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, by sale or otherwise, will continue to be an Authenticating Agent, provided such corporation is otherwise eligible under this Section 8.13, without the execution
                                             ------------
or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

               (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.13, the Trustee may appoint a successor
                   ------------
Authenticating Agent which shall be acceptable to the Company and will mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such

Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers, and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section 8.13.
                                      ------------

               (d) The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 8.13.
                                                                 ------------

               (e) If an appointment with respect to one or more series of Securities is made pursuant to this Section 8.13, the Securities of such series
                                    ------------
may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative form of certificate of authentication in the following form:

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                        ____________________________, as Trustee


                                        By: ____________________________________
Dated: ____________________                 As Authenticating Agent


                                        By: ____________________________________
                                            Authorized Signatory

Section 8.14.  Trustee's Application for Instruction from the Company.

               Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. In the case of any proposed action or omission expressly authorized by this Indenture, the Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted. In the case of any proposed action or omission that is not expressly authorized by this Indenture, the Trustee shall not take or refrain from taking any action unless prior to taking or refraining from taking any such action, the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

            Article IX. Supplemental Indentures and Certain Actions.

Section 9.01. Purposes for which Supplemental Indentures may be Entered into Without Consent of Holders.

               Without the consent of or notice to any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all to the extent otherwise permitted hereunder;

               (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

               (c)  to add any additional Events of Default;

               (d) to add to or change any of the provisions of this Indenture to such extent as may be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form;

               (e) to add to, change, or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any
                                                               --------
such addition, change, or elimination (i) will neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) will become effective only when there is no such Security Outstanding (other than to the extent of becoming Outstanding only concurrently with such effectiveness);

               (f) to establish the terms or form of Securities of any series as permitted by Sections 2.01 and 2.02;
             -------------     ----

               (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as may be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section
                                                                    -------
8.10; or
----

               (h) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause
                              --------                                   ------
(h) will not adversely affect the interests of the Holders of Securities of any
---
series in any material respect.

Section 9.02. Modification of Indenture with Consent of Holders of at Least a Majority in Principal Amount of Outstanding Securities.

               (a) With the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however,
                                                           --------  -------
that no such supplemental indenture will, without the consent of the Holder of each Outstanding Security affected thereby:

                    (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section
                                                                     -------
     7.01(b), or change any Place of Payment where, or the coin or currency in
     -------
     which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

                    (ii) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                    (iii) modify any of the provisions of this Section 9.02,
                                                               ------------
     Section 7.01(d) or Section 5.09, except to increase the percentage in
     ---------------    ------------
     principal amount of Holders required under any such Section or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause (iii) will not be
                       --------- -------
     deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 9.02
                                                                 ------------
     and Section 5.09, or the deletion of this proviso, in accordance with the
         ------------
     requirements of Sections 8.10 and 9.01(g).
                     -------------     -------

               (b) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

               (c)  It will not be necessary for any Act of Holders under this
Section 9.02 to approve the particular form of any proposed supplemental
------------
indenture, but it will be sufficient if such Act approves the substance thereof.

Section 9.03.  Execution of Supplemental Indentures.

               In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby
                                         ----------
of the trusts created by this Indenture, the Trustee will be entitled to receive, and (subject to Section 8.01) will be fully protected in relying upon,
                         -------------
an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but will not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, or immunities under this Indenture or otherwise.

Section 9.04.  Effect of Supplemental Indentures.

               Upon the execution of any supplemental indenture under this
Article IX, this Indenture will be modified in accordance therewith, and such
----------
supplemental indenture will form a part of this Indenture for all purposes; and every Holder of Securities of each series theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent that the terms of such supplemental indenture are applicable to Securities of such series.

Section 9.05.  Conformity with Trust Indenture Act.

               Every supplemental indenture executed pursuant to this Article IX
                                                                      ----------
will conform to the applicable requirements of the Trust Indenture Act.

Section 9.06.  Reference in Securities to Supplemental Indentures.

               Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and
                                                         ----------
will if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

              Article X. Consolidation, Merger, Sale, or Transfer.

Section 10.01. Consolidations and Mergers of Company and Sales Permitted Only on
               Certain Terms.

               (a) Unless otherwise provided in respect of Securities of a particular series in a Board Resolution or an indenture supplemental hereto establishing such series of Securities in accordance with Section 2.01, the
                                                          ------------
Company shall not consolidate with or merge with or into any other Person, or transfer (by lease, assignment, sale, or otherwise) all or substantially all of its properties and assets to another Person unless (i) either (A) the Company shall be the continuing or surviving Person in such a consolidation or merger or
(B) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company are transferred (the Company or such other Person being referred to as the "Surviving Person") shall be a Person organized
                                 ----------------
and
validly existing under the laws of the United States, any state thereof, or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, all of the obligations of the Company under such Securities and the terms of the Indenture applicable thereto, (ii) immediately after the transaction and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith, no Default in respect of such Securities will exist, and (iii) an Officer's Certificate has been delivered to the Trustee to the effect that the conditions set forth in the preceding clauses (i) and
(ii) have been satisfied and an Opinion of Counsel (from a counsel who shall not be an employee of the Company) has been delivered to the Trustee to the effect that the conditions set forth in the preceding clause (i) have been satisfied.

               (b)  Upon consummation of any transaction provided for in Section
                                                                         -------
10.01(a) in compliance with the terms thereof in respect of the Securities of
--------
any series in which the Company is not the Surviving Person, the Surviving Person will succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto, and thereafter the predecessor Person will be relieved of all obligations and covenants under such Securities and the terms of this Indenture application to such Securities.

              Article XI. Satisfaction and Discharge of Indenture.

Section 11.01. Satisfaction and Discharge of Indenture.

               This Indenture will upon a Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense the Company, will execute proper instruments acknowledging satisfaction and discharge of this Indenture, when: (a) either (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost, or stolen and which have been replaced or paid as provided in
Section 2.07 and (B) Securities for the payment of which money has theretofore
------------
been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
Section 5.03) have been delivered to the Trustee for cancellation or (ii) all
------------
such Securities not theretofore delivered to the Trustee for cancellation (A) have become due and payable, (B) will become due and payable at the final Stated Maturity of their principal within one year, or (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (A), (B), or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the final Stated Maturity of the principal of such Securities or the Redemption Date, as the case may be; (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been satisfied.

               Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.06, the
                                                    ------------
obligations of the Trustee to any Authenticating Agent under Section 8.13, and,
                                                             ------------
if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section 11.01, the obligations of the Trustee under
                      -------------
Sections 5.03(e) and 11.02, will survive.
----------------     -----

Section 11.02. Application of Trust Money.

               Subject to provisions of Section 5.03(e), all money deposited
                                        ---------------
with the Trustee pursuant to Section 11.01 will be held in trust and applied by
                             -------------
it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for the payment of which such money has been deposited with the Trustee; and such money shall be segregated from other funds to the extent required by law.

                     Article XII. Miscellaneous Provisions.

Section 12.01. Successors and Assigns of Company Bound by Indenture.

               All the covenants, stipulations, promises, and agreements in this Indenture contained by or on behalf of the Company applicable in respect of the Securities of any series will bind its successors and assigns in respect of such Securities, whether so expressed or not.

Section 12.02. Service of Required Notice to Trustee and Company.

               Any request, demand, authorization, direction, notice, consent, waiver, Act of Holders, or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with (a) the Trustee by any Holder or by the Company will be sufficient for every purpose hereunder if made, given, furnished, or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department or (b) the Company by the Trustee or by any Holder will be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at [_______________________________] (marked for the attention of both the Chief Financial Officer and the General Counsel) or at any other address previously furnished in writing to the Trustee by the Company.

Section 12.03. Service of Required Notice to Holders; Waiver.

               Where this Indenture provides for notice to Holders of any event, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the

Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Holders will be filed with the Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as may be made with the approval of the Trustee will constitute a sufficient notification for every purpose hereunder.

Section 12.04. Indenture and Securities to be Construed in Accordance with the
               Laws of the State of New York.

               This Indenture and the Securities will be deemed to be a contract made under the laws of the State of New York, and for all purposes will be construed in accordance with the laws of said State without giving effect to principles of conflict of laws of such State.

Section 12.05. Compliance Certificates and Opinions.

               Upon any application or request by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company will furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion will be given in the form of an Officer's Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and will comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

Section 12.06. Form of Documents Delivered to Trustee.

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any Person is required to make, give, or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 12.07. Payments Due on Non-Business Days.

               In any case where any Interest Payment Date, Redemption Date, or Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision will apply in lieu of this Section
                                                                   -------
12.07)) payment of interest or principal (and premium, if any) need not be made
------
at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment, without additional interest, with the same force and effect as if made on the applicable Interest Payment Date or Redemption Date or at the applicable Stated Maturity or Maturity, as the case may be.

Section 12.08. Provisions Required by Trust Indenture Act to Control.

               If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed on any Person by Sections 310 through 317, inclusive, of the Trust Indenture Act (including provisions automatically deemed included in this Indenture pursuant to the Trust Indenture Act unless this Indenture provides that such provisions are excluded), which are deemed to be a part of and govern this Indenture, whether or not contained herein, then such imposed duties will control.

Section 12.09. Invalidity of Particular Provisions.

               Any term or provision of this Indenture or any Security that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

Section 12.10. Indenture may be Executed in Counterparts.

               This instrument may be executed in any number of counterparts, each of which will be an original, but such counterparts will together constitute but one and the same instrument.

Section 12.11. Acts of Holders; Record Dates.

               (a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders
                                                            ---
signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of
                                          ------------
the Trustee and the Company, if made in the manner provided in this Section
                                                                    -------
12.11.
-----

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               (c) The ownership of Securities will be proved by the Security Register.

               (d) Any request, demand, authorization, direction, notice, consent, waiver, or other Act of the Holder of any Security will bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof in respect of anything done, omitted, or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

(e) The Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver, or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, will be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder will be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph will prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any such expiration date, any action identical to, or, at any time, contrary to or different from, the action or purported action to which such expiration date relates, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Nothing in this Section 12.11(e) will be construed to render ineffective any
                ----------------
action taken at any time by the Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is so taken. Notwithstanding the foregoing or the Trust Indenture Act, the Company will not set a record date for, and the provisions of this Section 12.11(e) will not apply with respect to, any notice, declaration,
     ----------------
or direction referred to in the next paragraph.

               (f) Upon receipt by the Trustee from any Holder of Securities of a particular series of (a) any notice of default or breach referred to in
Section 7.01(a)(iii) with respect to Securities of such series, if such default
--------------------
or breach has occurred and is continuing and the Trustee shall not have given such notice to the Company, (b) any declaration of acceleration referred to in
Section 7.01(b), if an Event of Default with respect to Securities of such
---------------
series has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (c) any direction referred to in Section 7.06
                                                                  ------------
with respect to Securities of such series, if the Trustee
shall not have taken the action specified in such direction, then a record date will automatically and without any action by the Company or the Trustee be set for determining the Holders of Outstanding Securities of such series entitled to join in such notice, declaration, or direction, which record date will be the close of business on the tenth calendar day following the day on which the Trustee receives such notice, declaration, or direction. Promptly after such receipt by the Trustee, and in any case not later than the fifth calendar day thereafter, the Trustee will notify the Company and the Holders of Outstanding Securities of such series of any such record date so fixed. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, will be entitled to join in such notice, declaration, or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration, or
                        --------
direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 30th calendar day after such record date, such notice, declaration, or direction will automatically and without any action by any Person be canceled and of no further effect. Nothing in this Section 12.11(f) will be construed to prevent a Holder
                        ----------------
(or a duly appointed agent thereof) from giving, before or after the expiration of such 30-day period, a notice, declaration, or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration, or direction to which such record date relates, in which event a new record date in respect thereof will be set pursuant to this Section
                                                                        -------
12.11(f). Nothing in this Section 12.11(f) will be construed to render
--------                  ----------------
ineffective any notice, declaration, or direction of the type referred to in this Section 12.11(f) given at any time to the Trustee and the Company by
     ----------------
Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such notice, declaration, or direction is so given.

       (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

Section 12.12. Effect of Headings and Table of Contents.

               The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

Section 12.13. Benefits of Indenture.

               Nothing in this Indenture or in the Securities, express or implied, will give to any Person, other than the parties hereto and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy, or claim under this Indenture.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[Seal]                                PORTAL SOFTWARE, INC.


                                      By:____________________________
                                         Name:
                                         Title:


Attest:


_____________________________
Name:
Title:


                                      [______________________________]



                                      By:____________________________

                                         Name:
                                         Title:


Attest:


_____________________________
Name:
Title:

STATE OF _____________ )
                       ) ss.:
COUNTY OF ___________  )

                  On this __ day of _____________, 2002, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he/she is _________________ of Portal Software, Inc., one of the entities described in and which executed the above instrument; that he/she knows the seal of said entity; that the seal or a facsimile thereof affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said entity, and that he/she signed his/her name thereto by like authority.


                                      _______________________________
                                      Notary Public


                  In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      _______________________________
                                      Notary Public

STATE OF                   )
                           )       ss.:
COUNTY OF                  )

                  On this __ day of ______________, 2002, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he/she is ______________ of [________________], one of the entities described in and which executed the above instrument; that he/she knows the seal of said entity; that the seal or a facsimile thereof affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said entity, and that he/she signed his/her name thereto by like authority.


                                      ______________________________________
                                      Notary Public

                  In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      _______________________________________
                                      Notary Public